UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2024 (January 30, 2024)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Trinity Place Holdings Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of January 5, 2024, with TPHS Lender LLC (the “Company Investor”) and TPHS Investor LLC (the “JV Investor”). On January 30, 2024, the parties entered into an amendment (the “Amendment”) to the Stock Purchase Agreement, pursuant to which the outside closing date for the transactions contemplated by the Stock Purchase Agreement (the “Transactions”) was extended to February 16, 2024, and the form of amended and restated limited liability company operating agreement of TPHGreenwich Holdings LLC (the “JV” and the “JV Operating Agreement”, respectively) to be entered into at closing was amended to include terms pursuant to which directors’ and officers’ liability insurance coverage will be maintained, and/or a prepaid “tail” policy or existing policy “runoff” with respect to such insurance obtained. The JV Operating Agreement, as amended, provides generally that if the Company is financially unable to maintain D&O insurance coverage or obtain a D&O tail policy, then the JV Investor will provide to the JV adequate funds for the Company to maintain coverage or to purchase a tail policy, as applicable, with any such funding being treated as additional debt or additional capital contribution and added to the JV Investor’s initial distribution amount. Certain funds affiliated with the JV Investor have agreed to guarantee the obligations of the JV Investor, up to a maximum amount of $1,120,000, with such guarantee being reduced on a dollar-for-dollar basis by the first $1,120,000 of available cash received by the JV in connection with the sale of the Company’s Paramus, New Jersey property, 237 11th Street property or sales of condominium units at the 77 Greenwich property (the “D&O Insurance Reserve Funds”). The guarantee obligation will terminate upon the receipt by the JV of the full amount of the D&O Insurance Reserve Funds or the closing of a TopCo Strategic Transaction, as defined in the Stock Purchase Agreement.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transactions contemplated by the Stock Purchase Agreement, the Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive consent solicitation statement relating to the contemplated transactions and other relevant documents. The definitive consent solicitation statement will be mailed to the Company’s stockholders as of the record date established for voting on the contemplated transactions and related matters. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE CONSENT SOLICITATION STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov or on the Company’s website at www.tphs.com.

Participants in Solicitation

This communication is not a solicitation of a consent from any investor or securityholder. However, the Company and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of consents from the stockholders of the Company in connection with the contemplated transactions and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of consents in connection with the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the definitive consent solicitation statement for the contemplated transactions. Additional information regarding the Company’s directors and executive officers is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents (when available) are available free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed Transactions; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed Transactions and the expected timing of completion of the proposed Transactions; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed Transactions may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed Transactions by the Company’s stockholders; (iii) the possibility that any or all of the other conditions to the consummation of the proposed Transactions may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Stock Purchase Agreement; (v) the effect of the announcement or pendency of the proposed Transactions on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its business counterparties, or its operating results and business generally; (vi) risks related to the proposed Transactions diverting management’s attention from the Company’s ongoing business operations; (vii) the amount of costs, fees and expenses related to the proposed Transactions; (viii) the risk that the Company’s stock price may decline significantly and/or that the Company will need to file for bankruptcy if the Transactions are not consummated; (ix) the risk of stockholder litigation in connection with the proposed Transactions, including resulting expense or delay; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law. The forward-looking statements contained herein speak only as of the date hereof, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Amendment to Stock Purchase Agreement, dated as of January 30, 2024, by and between Trinity Place Holdings Inc., a Delaware corporation, TPHS Lender LLC, a Delaware limited liability company and TPHS Investor LLC, a Delaware limited liability company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: February 5, 2024	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer